                                                                   EXHIBIT 23(a)


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Riviera Tool Company

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 of our report dated November 22, 1996, relating to the financial statement of Riviera Tool Company contained in the Company's Registration Statement on Form S-1 filed with the Commission. Registration No. 333-14187.


                                                  PLANTE & MORAN, LLP


Grand Rapids, Michigan
June 13, 1997